IMPAIRMENT LOSS ON MEADOWBANK MINE	12 Months Ended
Dec. 31, 2011
IMPAIRMENT LOSS ON MEADOWBANK MINE
IMPAIRMENT LOSS ON MEADOWBANK MINE

18.   IMPAIRMENT LOSS ON MEADOWBANK MINE

  For the year ended December 31, 2011 the Company performed a full review of the Meadowbank mine operations and updated the related life of mine plan. This review considered the exploration potential of the area, the current mineral reserves and resources, the projected operating costs in light of the persistently high operating costs experienced since commencement of commercial operations, metallurgical performance and gold price. These served as inputs into pit optimizations to determine which reserves and resources could be economically mined and be considered as mineable mineral reserves. As a result of these factors, an updated mine plan with a shorter mine life was developed and cash flows calculated, resulting in an impairment charge to the Meadowbank mine carrying value of $907.7 million. The Meadowbank mine previously had a property, plant and mine development book value of approximately $1.7 billion.

  Net estimated future cash flows from the Meadowbank mine were calculated, on an undiscounted basis, based on best estimates of future gold production, which were based on long-term gold prices from $1,250 to $1,553 per ounce (in real terms), foreign exchange rates from US$0.92:C$1 to US$0.97:C$1, increased cost estimates based on revised operating levels, average gold recovery of 92.9% and expected continuation of operations to 2017, including the processing of stockpiled ore. Future expected operating costs, capital expenditures, and asset retirement obligations were based on the updated life of mine plan. The fair value was calculated by discounting the estimated future net cash flows using a 5% interest rate (in real terms), commensurate with the estimated level of risk. Management's estimate of future cash flows is subject to risk and uncertainties. Therefore, it is reasonably possible that changes could occur which may affect the recoverability of the Company's long-lived assets and may have a material effect on the Company's results of operations and financial position. The Meadowbank mine is a part of the "Canada" segment as shown in Note 19.